Exhibit 10.1

PARTIAL ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS PARTIAL ASSIGNMENT OF PURCHASE AND SALE AGREEMENT made as of the 23rd day of December, 2013, by and between WHEELER REIT, L.P., a Virginia limited partnership (the “Assignor”), and WHLR-ST. GEORGE LLC, a Delaware limited liability company (the “Assignee”).

Recitals:

A. Assignor, as purchaser, and SOUTH SQUARE ASSOCIATES, LLC; CLOVER PLAZA ASSOCIATES, LLC; WATERWAY PLAZA ASSOCIATES, LLC; WESTLAND SQUARE ASSOCIATES, LLC; and ST. GEORGE PLAZA ASSOCIATES, LLC, each a Virginia limited liability company (individually and collectively, the “Seller”), as seller, previously entered into that certain purchase and sale agreement attached hereto as Exhibit “A” and incorporated herein by this reference (the “Agreement”), with respect to five (5) shopping centers located in South Carolina.

B. Assignor desires to assign to Assignee its rights, obligations and liabilities under the Agreement to acquire from ST. GEORGE PLAZA ASSOCIATES, LLC all portions of the Property (as such term is defined in the Agreement) arising in connection with the real property described in Exhibit “B” attached hereto and incorporated herein by this reference, to Assignee, and Assignee desires to accept and assume such rights and obligations (the “Rights, Obligations and Liabilities”).

Agreement:

For and in consideration for the sum of TEN DOLLARS ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor hereby assigns the Rights, Obligations and Liabilities, together with one-fifth (1/5) of the rights to any earnest money deposit or other payments previously made under the terms of the Agreement, to Assignee, and Assignee hereby accepts such assignment, and assumes all of the rights, obligations and liabilities arising in connection therewith.

Witness the following signatures and seals.

ASSIGNOR:	WHEELER REIT, L.P.,
a Virginia limited partnership

	By:	WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation,
Its General Partner

		By:	/s/ Jon S. Wheeler	(SEAL]
Jon S. Wheeler, President

ASSIGNEE:	WHLR-ST. GEORGE LLC,
a Delaware limited liability company

	By:	/s/ Jon S. Wheeler		(SEAL)
Jon S. Wheeler, Manager